UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2012

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant’s telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4845-

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 8, 2012, at the 2012 annual meeting of shareholders (the “Annual Meeting”) of Cummins Inc. (the “Company”), the Company’s shareholders approved the Cummins Inc. 2012 Omnibus Incentive Plan (the “2012 Plan”).  The 2012 Plan authorizes grants of equity-based and incentive cash awards to eligible participants designated by the 2012 Plan’s administrator.  The 2012 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”).  An aggregate of 3,500,000 shares of the Company’s common stock, $2.50 par value per share (the “Common Stock”), plus the number of shares available for issuance under the Cummins Inc. 2003 Stock Incentive Plan that had not been made subject to outstanding awards, were reserved for issuance under the 2012 Plan.  Unless earlier terminated by the Board, the 2012 Plan will remain in effect until all Common Stock reserved for issuance has been issued.

At the Annual Meeting, the Company’s shareholders also approved the existing Cummins Inc. Employee Stock Purchase Plan, as amended (the “ESPP”), which had been amended to allow employees outside the United States to participate.  The ESPP allows eligible employees of the Company and the Company’s affiliates to purchase shares of Common Stock at a discount.  Each eligible employee may authorize the withholding of 1-15% of his or her base pay each pay period to be used to purchase shares for the employee’s account.  The Company makes a matching contribution in an amount sufficient to result in the employee receiving a 10% discount on the shares purchased. The Company also pays all brokerage commissions and fees in connection with each purchase of shares. The amount of the Company’s matching contribution is discretionary and may be changed from time to time, but is subject to an annual limit per calendar year of $2,000,000 on a plan-wide basis. Upon reaching the $2,000,000 threshold, no further matching contributions may be made by the Company under the ESPP for the remainder of the calendar year. Participants receive any dividends paid on shares credited to their accounts, and may at any time sell the shares credited to their accounts.  If the Company does not earlier terminate the ESPP, it will terminate automatically on the tenth anniversary of its approval by shareholders.

The Company cannot currently determine the benefits, if any, to be received under the 2012 Plan or the ESPP in the future by the named executive officers of the Company.

The 2012 Plan and the ESPP are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2012.  The full text of the 2012 Plan appears as Annex A to that definitive proxy statement, and the full text of the ESPP appears as Annex B to that definitive proxy statement. The descriptions of the 2012 Plan and the ESPP set forth above do not purport to be complete and are qualified in their entirety by reference to such materials.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of nine directors for a one year term to expire at the Company’s 2013 annual meeting of shareholders;

●	An advisory vote on the compensation of the Company’s named executive officers;

●	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2012;

●	The approval of the 2012 Plan;

●	The approval of the ESPP; and

●	The amendment of the Company’s by-laws to allow shareholders who have a 25% net long position in the Common Stock to call special shareholder meetings.

As of the March 15, 2012 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 192,179,472 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share.  Approximately 87.48% of all votes were represented at the Annual Meeting in person or by proxy.

The following are the final votes on the matters presented for shareholder approval at the Annual Meeting:

1.	Election of Nine Directors For A One Year Term To Expire at the Company’s 2013 Annual Meeting Of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
N. Thomas Linebarger	145,525,102	5,125,459	873,149	16,590,421
William I. Miller	118,312,145	32,182,574	1,028,991	16,590,421
Alexis M. Herman	142,329,524	8,176,308	1,017,878	16,590,421
Georgia R. Nelson	146,334,511	4,238,363	950,836	16,590,421
Carl Ware	146,282,743	4,281,386	959,581	16,590,421
Robert K. Herdman	146,292,920	4,267,093	963,697	16,590,421
Robert J. Bernhard	150,141,546	417,230	964,934	16,590,421
Dr. Franklin R. Chang Diaz	150,065,495	497,535	960,680	16,590,421
Stephen B. Dobbs	150,160,293	404,243	959,174	16,590,421

2.           Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
143,552,365	6,375,511	1,595,734	16,590,521

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2012

For	Against	Abstain	Broker Non-Votes
164,938,252	2,248,087	927,792	N/A

4.           Approval of the 2012 Plan

For	Against	Abstain	Broker Non-Votes
142,813,869	7,682,104	1,027,737	16,590,421

5.           Approval of the ESPP

For	Against	Abstain	Broker Non-Votes
149,448,357	1,141,136	934,217	16,590,421

6.	Amendment of the Company’s By-Laws to Allow Shareholders Who Have a 25% Net Long Position in the Common Stock to Call Special Shareholder Meetings

For	Against	Abstain	Broker Non-Votes
148,901,618	1,500,322	1,121,570	16,590,621

Item 9.01.                      Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

(10.1)
Cummins Inc. 2012 Omnibus Incentive Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2012 (File No. 001-04949)).

(10.2)
Cummins Inc. Employee Stock Purchase Plan, as amended (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2012 (File No. 001-04949)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2012

CUMMINS INC.
/s/ Marsha L. Hunt Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

4845-

CUMMINS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(10.1)
Cummins Inc. 2012 Omnibus Incentive Plan (incorporated by reference to Annex A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2012 (File No. 001-04949)).

(10.2)
Cummins Inc. Employee Stock Purchase Plan, as amended (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 27, 2012 (File No. 001-04949)).

5